UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Report to Shareholders

Institutional Africa & Middle East Fund	October 31, 2017

Highlights

●	Stocks in African and Middle Eastern markets produced solid gains in the year ended October 31, 2017.
●

Your fund outperformed its benchmark in our 6- and 12-month reporting periods. Country allocations helped our six-month relative results, whereas stock selection in several countries drove our 12-month outperformance.

●	In the last six months, we reduced our exposure to Saudi Arabia but judiciously increased our South African allocation, given the widespread negative sentiment toward South Africa.
●

We continue to have a robust outlook, driven by rising urbanization and infrastructure investment, attractive demographics, and a strong asset base in natural resources. Corporate fundamentals are generally favorable, and strong economic growth should continue to lift asset values over time.

The views and opinions in this report were current as of October 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Africa & Middle East Fund

Dear Investor

Stocks in African and Middle Eastern markets produced solid gains in the 12-month period ended October 31, 2017. Gulf Cooperation Council (GCC) markets Kuwait and Saudi Arabia produced excellent returns, helped by global economic growth and firming oil prices, but Qatari shares tumbled in the second half of our fiscal year, as several Middle Eastern countries severed ties with Qatar and accused it of supporting terrorism. In Africa, Egyptian shares dropped 25% in dollar terms over the last year because of a substantial currency devaluation last November. However, the weaker pound is benefiting exports and helping lift the economy. South African shares rose about 12%, even though economic growth remained flat, the rand weakened, and unpopular President Jacob Zuma remained in power. Among sub-Saharan markets, Kenya performed well over the last year.

Performance Comparison

Your fund returned 4.33% in the second half of our fiscal year and 13.77% for the full year. As shown in the Performance Comparison table, the fund outperformed its benchmark in both periods.

In the last six months, fund performance versus the benchmark was driven by our country allocations—specifically, eliminating our exposure to Qatar and overweighting Egypt. Good stock selection in Saudi Arabia and, to a lesser extent, South Africa and Egypt also helped our relative results. For the full-year period, stock selection in several countries—especially Egypt, the United Arab Emirates, and South Africa—drove the fund’s outperformance.

Portfolio Review

Gulf Cooperation Council

Saudi Arabia
Stocks in Saudi Arabia rose 3% in the last six months and 21% over the last year. While firming oil prices have benefited this oil-rich kingdom, the country is pursuing an ambitious economic and social reform plan spearheaded by Crown Prince Mohammed bin Salman, the 32-year-old son of King Salman. The crown prince is likely to succeed his father in the near future and—through his Vision 2030 program to reduce the kingdom’s reliance on oil revenues—hopes to unlock Saudi Arabia’s substantial economic potential. We anticipate that the kingdom will be designated an emerging market (MSCI currently does not classify it as frontier or emerging) in the next couple of years. However, the economy has been weak this year, and we have taken some profits from various holdings, reducing our exposure to 20% of fund assets, down from 24% six months ago.

Companies such as Banque Saudi Fransi and National Commercial Bank were solid contributors over the last year. Following a stretch of strong performance, we trimmed positions in various bank stocks, but they remain core holdings. We believe that the market underappreciates their fundamentals and that banks will make more profitable loans as Saudi interest rates—which are tied to U.S. interest rates—rise over time. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We continue to like other Saudi businesses that should benefit from increasing consumption, such as food and dairy company Almarai, and grocery store operator Savola, both of which contributed to our full-year results. Another strong contributor was hospital operator Al Mouwasat Medical Services, a well-managed company that is benefiting not only from increased demand but also from greater government spending on health care. In the last six months, we added Al Hammadi Development & Investment to the portfolio. Given the favorable tailwinds for the Saudi health care industry, we believe this hospital provider is attractively valued and will generate improved earnings after weak performance in the latter half of 2016. While the stock performance of Bupa Arabia for Cooperative Insurance was disappointing over the last year, we believe this leading Saudi health insurer has strong medium-term growth prospects.

Kuwait
Amid firming oil prices, Kuwaiti shares climbed 12% in the last six months and about 35% over the last year. Contributing to the rally recently was FTSE’s decision to add Kuwait to its emerging markets index in September 2018. In the past, we have had some difficulty finding high-quality, attractively valued companies here, but we are looking more closely due to an improving environment. During recent visits to Kuwait, we have seen signs that some economic stresses are dissipating and that much needed infrastructure projects are getting underway. We also have a more favorable sentiment toward the banking system, in part because of a pickup in credit growth, and we added attractively valued Burgan Bank to the portfolio in the last six months. Over the last year, our positions in National Bank of Kuwait, the country’s largest bank, and university operator Human Soft Holding were significant performance contributors, thanks in part to solid earnings. Human Soft is benefiting from more students studying domestically, rather than abroad.

United Arab Emirates (UAE)
The UAE stock market returned about 7% in the last six months and 13% over the last year. The emirates’ diversified economy continues to attract trade and tourists. Also, the property market is generally healthy at present. At 15% of assets, our UAE allocation is our largest overweight, as we are finding good long-term investments in various sectors. Top UAE performers over the last year include logistics and transportation company Aramex and global ports operator DP World. Both have benefited from stronger-than-expected global trade. Dubai’s second-largest property developer Emaar Properties continued to appreciate, while oil services company Lamprell produced more modest gains. Shares of Air Arabia sagged during our fiscal year, but the company reported strong earnings shortly after our reporting period ended.

UAE banks have been lagging other GCC banks, but our stakes in Abu Dhabi Commercial Bank and Emirates NBD produced good returns over the last year. A new holding in the last six months is National Bank of Ras Al-Khaimah. This retail-focused bank has been dealing with bad loans that have hurt its earnings. Its balance sheet has remained strong, however, and we believe its earnings and dividend payouts are poised to improve in the next few years.

Qatar
In June, several Middle Eastern countries decided to cut diplomatic and trade ties with Qatar, accusing it of supporting terrorism in the region. The embargo has had an impact on the Qatari stock market and the financials sector, as banks rely partially on external funding. We had been reducing our Qatar exposure in the first half of our fiscal year; in response to the uncertainty related to the situation—which continues as we write this letter—we decided to eliminate our remaining Qatari investments. We will monitor the situation closely and look for attractive opportunities to return to the market if we see signs of a resolution or an easing of tensions.

Africa

South Africa
In dollar terms, South African stocks advanced about 5% in the last six months and about 12% over the last year. Rand weakness eroded local gains to U.S. investors. The economy emerged from a brief recession earlier this year, but growth remains lackluster, and business and consumer confidence are very low. Two of the three major credit rating agencies have downgraded the sovereign debt to junk. President Jacob Zuma survived a no-confidence vote in August, but an African National Congress party leadership change in December could accelerate Zuma’s departure, paving the way for a new regime and, hopefully, much needed reforms.

Given the widespread negative sentiment toward South Africa and our belief that the market could be poised for a sharp rally when the political situation improves, we have judiciously increased our exposure from 37% to 41% over the last six months. New positions include Imperial Holdings, a logistics and automotive company that should benefit next year from a turnaround in its auto import and distribution business; KAP Industrial Holdings, a conglomerate with various logistics and manufacturing businesses; and Famous Brands, a resilient restaurant operator with upside earnings potential as the political and economic landscapes turn brighter.

Over the last year, our position in Naspers, which offers pay-TV and Internet services in many African countries and owns stakes in major Internet players in other emerging countries, was our top contributor. Food services company Bid also did well, as the company reported strong organic sales growth. However, retailers, such as Woolworths Holdings, which we eliminated, and apparel retailer Foschini, have struggled in the difficult consumer environment. Food retailer Shoprite Holdings was lackluster, but the company, which has broad exposure to various African markets, is executing well and increasing its dominance over domestic competitors. We have high conviction in Shoprite and believe it represents a favorable long-term risk/reward trade-off.

Stocks of our South African financial companies were mixed over the last year, with good performance from Capitec Bank Holdings but disappointment from financial services provider Barclays Africa. Insurer Sanlam advanced nicely, as it is taking market share from competitors. With longer-term bond yields rising, we are finding more attractive valuations in the sector, and we added Nedbank to the portfolio. The company is very cheap relative to other banks in South Africa and in the emerging markets universe, and its earnings have been hurt by a poorly timed acquisition. However, we expect losses to peak this year and earnings to begin improving in the next few years.

Sub-Saharan Africa
Our portfolio’s direct sub-Saharan exposure is still relatively small, but we have been slowly warming up to the investment opportunities in the region. Valuations are generally cheap, and economic growth is ticking higher following a sluggish 2016, stemming from droughts and food inflation. We have had exploratory trips this year to Tanzania, Botswana, and Zambia, where tangible economic progress and political stability have increased the appeal of some new investment candidates. Liquidity can be tricky, so we are watching for the right opportunities to establish new positions.

Most of our investments in this region are in Nigeria and Kenya. In Nigeria, there is still a wide spread of currency rates being used. Many of the banks are using the strongest rate to report their earnings, while investors, such as ourselves, are able to buy and sell naira at the weakest rate. We have been slowly increasing our exposure to Nigeria, as the economy is now improving and as U.S. dollar liquidity has improved substantially. However, for us to be completely comfortable and take an overweight position, we would like to see one unified free-floating currency rate. For now, we are focusing our positions in companies such as Dangote Cement, Guaranty Trust Bank, and consumer companies Nigerian Breweries and Nestle Foods Nigeria. In Kenya, we maintained a stake in the dominant telecom services provider Safaricom but eliminated ARM Cement due to concerns about its balance sheet. We established a position in Equity Group Holdings, Kenya’s second-largest bank, which has managed to partially mitigate the effects of the country’s mandated interest rate caps.

Egypt
In dollar terms, Egypt’s stock market rose about 6% in the last six months but tumbled 25% over the last year. The reforms required by the International Monetary Fund in exchange for financial assistance are contributing to an improving macro backdrop. While the November 2016 currency devaluation initially caused inflation to jump, we are beginning to see some signs of inflation easing and greater currency stability. We are optimistic about an Egyptian recovery and have been slowly building up our allocations to harness it. At 8% of assets, Egypt is one of the fund’s largest overweights versus the benchmark.

One of our top performance contributors in Egypt over the last year was Integrated Diagnostics Holdings, a major provider of diagnostics services. The company has been reporting strong revenue growth and positioning itself to benefit from an economic recovery. Its subsidiaries outside of Egypt have also performed well. In the financials sector, our stake in Commercial International Bank Egypt was another contributor. As the economy ramps up, it should benefit from increasing corporate loan growth.

Outlook

African and Middle Eastern markets have appreciated over the last year, bolstered by regional recoveries and, in some cases, meaningful country-specific improvements. While some countries have benefited from greater stability in commodity prices, we are encouraged that many governments have adapted to the lower price environment of recent years, in part by cutting subsidies to related industries.

In the Gulf Cooperation Council, Saudi Arabia’s efforts to diversify its economy away from oil and its evolving political succession situation will be watched closely and will necessitate greater transparency to investors. The UAE, with its already diversified economy and steady gross domestic product growth, offers a safe haven in a turbulent region and several companies with compelling risk/reward trade-offs.

South Africa has been held back by political and economic stagnation under an unpopular leader and concerns about credit rating downgrades, and investors have focused more on near-term risks than long-term corporate fundamentals. Many South African companies still have excellent management teams, however, and we believe that new leadership and economic reforms could provide a major boost for the market. In sub-Saharan Africa, we are seeing improving forecasts for economic growth in 2018; longer term, we see rising incomes and favorable demographics as key tailwinds, particularly for consumer sectors.

We continue to have a robust outlook for Africa and the Middle East, driven by rising urbanization and infrastructure investment, attractive demographics, and a strong asset base in natural resources. While regional stock prices have been volatile in the last few years, corporate fundamentals generally have remained favorable, and strong economic growth—increasingly driven by domestic and consumer demand—should continue to lift asset values over time.

As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio manager

November 20, 2017

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Benchmark Change

Effective January 1, 2018, the MSCI Arabian Markets & Africa 10/40 IMI will replace the S&P Emerging/Frontier ME & Africa BMI ex IL as the fund’s primary benchmark. The “10/40” means that no security will have a weight more than 10%, and the sum of securities with a weight greater than 5% will be less than 40% of the entire index. IMI refers to investable market index, which includes all investable large-, mid-, and small-cap securities. We believe that the MSCI index is a better reflection of the fund’s investment universe and strategy.

Risks of International Investing

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

Glossary

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

S&P Emerging/Frontier ME & Africa BMI ex IL: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Africa & Middle East Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Africa & Middle East Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Africa & Middle East Fund
October 31, 2017

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Africa & Middle East Fund
October 31, 2017
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $153,921)	$	176,269
Foreign currency (cost $124)		121
Dividends receivable		79
Other assets		8
Total assets		176,477
Liabilities		
Payable for investment securities purchased		295
Investment management fees payable		149
Due to affiliates		7
Other liabilities		1,282
Total liabilities		1,733
NET ASSETS	**$**	**174,744**
Net Assets Consist of:		
Undistributed net investment income	$	2,215
Accumulated undistributed net realized loss		(14,755)
Net unrealized gain		22,345
Paid-in capital applicable to 29,000,252 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		164,939
NET ASSETS	**$**	**174,744**
NET ASSET VALUE PER SHARE	**$**	**6.03**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Africa & Middle East Fund
($000s)

Year Ended 10/31/17
Investment Income (Loss)	
Dividend income (net of foreign taxes of $403)	$ 5,327
Expenses	
Investment management	1,723
Shareholder servicing	1
Prospectus and shareholder reports	12
Custody and accounting	192
Registration	31
Legal and audit	30
Directors	1
Miscellaneous	91
Total expenses	2,081
Net investment income	3,246
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	17,520
Foreign currency transactions	(359)
Net realized gain	17,161
Change in net unrealized gain / loss on securities	1,359
Net realized and unrealized gain / loss	18,520
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 21,766**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Africa & Middle East Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Africa & Middle East Fund
October 31, 2017

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2017, the fund realized $905,000 of net gain on $3,278,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 66% of the fund’s net assets were invested in emerging markets and 32% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $95,056,000 and $105,770,000, respectively, for the year ended October 31, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended October 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2017 and October 31, 2016, were characterized for tax purposes as follows:

At October 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended October 31, 2017, the fund utilized $7,323,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2017, expire as follows: $13,535,000 in fiscal 2019; $867,000 have no expiration. Further, $4,270,000 of the fund’s available capital loss carryforwards are subject to certain limitations on amount or timing of use related to an ownership change.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2017, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 1.00% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended October 31, 2017, expenses incurred pursuant to these service agreements were $86,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2017, the fund incurred $2,000 in interest expense related to outstanding borrowings on 7 days in the average amount of $5,500,000 and at an average annual rate of 1.54%. At October 31, 2017, there were no borrowings outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional Africa & Middle East Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Institutional Africa & Middle East Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2017

Tax Information (Unaudited) for the Tax Year Ended 10/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $2,314,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

The fund will pass through foreign source income of $3,353,000 and foreign taxes paid of $403,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Anthony W. Deering (1945) 1991 [191]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director and Advisory Board Member, Deutsche Bank North America (2004 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012); Director, Under Armour (2008 to present); Director, Brixmor Real Estate Investment Trust (2012 to present)

Bruce W. Duncan (1951) 2013 [191]	Chief Executive Officer and Director (2009 to December 2016), Chairman of the Board (January 2016 to present), and President (2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [191]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present)

Paul F. McBride (1956) 2013 [191]	Advisory Board Member, Vizzia Technologies (2015 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [191]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Member of National Academy of Education (2010 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession (2012 to present); Vice President (2015 to present), American Economic Association

John G. Schreiber (1946) 2001 [191]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016)

Mark R. Tercek (1957) 2009 [191]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [191]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [135]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President Institutional International Funds

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Institutional International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher D. Alderson (1962) President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Harishankar Balkrishna (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Oliver D.M. Bell (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Steven E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Vice President, CEEMEA Corporate Credit Research, Deutsche Bank (to 2013)

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Archibald Ciganer Albeniz, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael Della Vedova (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Portfolio Manager, Royal Bank of Scotland Group (to 2015)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Amanda B. Hall, CFA (1985) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, student, Stanford Graduate School of Business (to 2014)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price International

Steven C. Huber, CFA, FSA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Director/Head of UK and Euro Fixed Income, AllianceBernstein (to 2013)

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Anh Lu (1968) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jonathan H.W. Matthews, CFA (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Eric C. Moffett (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Tobias F. Mueller (1980) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sudhir Nanda, Ph.D., CFA (1959) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Thibault Nardin (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Sridhar Nishtala (1975) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, student, The Wharton School, University of Pennsylvania (to 2013)

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Eric L. Veiel, CFA (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Partner, Egerton Capital (to 2016); formerly, Executive Director, Morgan Stanley (to 2014)

Verena Wachnitz, CFA (1978) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, student, Harvard Business School (to 2014)

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JP Morgan Chase

Christopher S. Whitehouse (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ernest C. Yeung, CFA (1979) Vice President	Director, Responsible Officer, and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,432,000 and $1,890,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	December 15, 2017